4

               SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C.  20549

                            FORM 8-K



         Current Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934




    Date of Report (date of event reported):  July 22, 1997.



                      INTILE DESIGNS, INC.
     (Exact name of registrant as specified in its charter)


               Commission File Number: 33-49854-A

               DELAWARE                        13-3625325
   (State or other jurisdiction of          (I.R.S. Employer
    incorporation or organization)         Identification No.)


9716 Old Katy Road, Suite 110
Houston, Texas                                 77055
(Address of principal executive offices)     (Zip Code)


         Registrant's Telephone Number:  (713) 468-8400


                         NOT APPLICABLE
      (Former name, former address and former fiscal year,
                  if changed since last report)

     ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT
                      ITEM 5.  OTHER EVENTS

      On July 22, 1997, BDO Seidman, LLP ("BDO"), the auditors of Intile Designs, Inc. ("Company"), issued a report to the board of directors of the Company pursuant to the requirements of Section 10A of Securities Exchange Act of 1934 ("Exchange Act"), covering certain financial matters pertaining to the Company.

     Specifically, BDO reported that on July 17, 1997, C. William Cox, president of the Company, advised BDO that the records of the Company indicate that personal property amounts were under reported on personal property tax returns filed by the Company under the signatures of its president and former vice president in the states of Texas and Georgia. Based on this disclosure, BDO conducted an investigation to determine the significance of the underpayment of taxes. In the course of this review, BDO discovered what it believes to be significant amounts of underreporting of personal property taxes. The BDO review indicates that inventory was reported in most cases at between 10 percent and 15 percent of its actual value on the property tax returns covering the tax years December 31, 1991 through December 31, 1996. The underpayment of property taxes for the six-year period is approximately $750,000. Applying a 12 percent interest rate, BDO estimates the total property tax liability at approximately $1,000,000 as of March 31, 1997. Property tax returns for years prior to 1991 have not yet been reviewed, but there is potential for liability on those returns as well. The Company forwarded a copy of BDO's report to the Chief Accountant at the Securities and Exchange Commission ("SEC") on July 23, 1997, as required by Section 10A of the Exchange Act.

     The report under Section 10A described above was made by BDO based on its determination that filing the deficient property tax reports was a material "illegal act" within the meaning of
Section 10A. Section 10A(f) of the Exchange Act defines the term "illegal act" to mean "an act or omission that violates any law, or any rule or regulation having the force of law." The materiality of the illegal act is determined by the accountant based on a quantitative and qualitative analysis of the act and the potential impact on the financial condition of the issuer.

      As a result of these developments, BDO has withdrawn its audit opinion on the March 31, 1996, annual financial statements of the Company. Furthermore, BDO resigned as the Company's accounting firm on July 22, 1997. The Company has engaged counsel to assist it in evaluating the liability for deficient property tax returns, reporting to the board of directors on the conduct of the employees and officers responsible for the erroneous tax reports, preparing amended returns, and assisting the Company with negotiating payment terms for the tax liability. Accordingly, the Company agrees with the determination of BDO that it has a liability for deficiencies in prior year property tax reports, and the Company is moving forward to determine the amount of that liability and satisfying the obligation.

      The Company concurs with the determination of BDO that the property tax reports are deficient. The report of BDO on the 1996 annual financial statements of the Company included an explanatory paragraph about the Company's ability to continue as a going concern. The Company does not contest that determination. The Company is not aware of any disagreement with BDO during the two fiscal years ended March 31, 1997, and from that date to the date of BDO's resignation on July 22, 1997, on any matter of accounting principals or practices, financial statement disclosure, or auditing scope or procedure, which disagreement, if not resolved to the satisfaction of BDO, would have caused it to make reference to the subject matter of the disagreement in connection with its reports.

      The Company is in the process of seeking a new independent accountant to report on the Company's financial statements for the fiscal years ended December 31, 1996 and 1997. Since BDO withdrew its opinion on the Company's 1996 annual financial statements, the Company is not current in its reporting obligations under the Securities Exchange Act of 1934. The Company will not be current in its reporting obligation until it files an amendment to its 1996 annual report on Form 10-KSB with financial statements reported on by the Company's new accountants, and until the Company's annual report on Form 10-KSB for the fiscal year ended March 31, 1997, which is now delinquent, is completed and filed with the SEC. Furthermore, the Company must remain current in filing its quarterly reports on Form 10-QSB, the next of which for the quarter ended on June 30, 1997, is due on August 14, 1997. Since the Company is only now attempting to engage a new accounting firm, it can not predict when it will be current in its reporting obligations or whether it will be able to file its next report on Form 10-QSB on a timely basis. While the Company is not current in its reporting obligations under the Exchange Act transactions that require current reporting, such as sales of restricted securities under Rule 144, cannot be effected until the Company is current in its reports.

       The Company has a revolving credit facility with NationsBank, N.A. ("Bank"), under which the Company currently owes approximately $3,780,000 in principal. At June 30, 1997, the Company owed $165,000 in interest payments. The Company is in default under the facility. As of the date of this report the Bank has not taken any action to foreclose on its security. The action taken by BDO to withdraw its opinion on the Company's 1996 annual financial statements and the delay in completing the audit on the Company's' 1997 annual financial statements is a default under the facility in the Company's obligation to provide audited annual financial statements on a timely basis. Furthermore, the impact of the property tax liability discussed above on the financial statements of the Company could result in further financial covenant defaults under the facility. The Company is advising the Bank on July 28, 1997, of the foregoing matters, and the Company can not predict at this time what action, if any, the Bank may take. Foreclosure by the Bank on the Company's assets would have a material adverse impact on the Company's operations and could force the Company to seek the protection from creditors offered by the United States Bankruptcy Code.

      In 1996 and early 1997, the Company sold securities in private offerings with a total value of $3,950,000. In those offerings, the Company provided to investors copies of the Company's 1996 annual financial statements and other materials, which did not contain any disclosure regarding the Company's property tax liability. Investors could claim that this is a material omission and seek rescission of their investment and damages under federal and state securities laws. The Company can not determine now whether there is any basis for such a claim or predict whether any investor will pursue a claim against the Company.

           ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(a)  Financial Statements:  None.

(b)  Pro forma Financial Information:  None.

(c)   Exhibits:  Included in this report as Exhibit No.  1  (Item
601(a)(16) of Regulation S-B) is the letter of BDO Seidman, LLP, dated July 28, 1997, required by Item 304(a)(3) of Regulation S-B.

                           SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   INTILE DESIGNS, INC.

DATED:  July 28, 1997,             By: /s/ C. William Cox
                                      President